                                   BEFORE THE PUBLIC UTILITIES COMMISSION OF THE
                                                STATE OF CALIFORNIA

Application of Southern California Edison                    )
Company (U 338-E) for Authority to                           )
Institute a Rate Stabilization Plan with a                   )             Application 00-11-038
Rate Increase and End of Rate Freeze                         )           (Filed November 16, 2000)
Tariffs.                                                     )
-------------------------------------------------------------)
                                                             )
Emergency Application of Pacific Gas and Electric Company to )            Application 00-11-056
Adopt a Rate Stabilization Plan. (U 39 E)                    )        (Filed November 22, 2000)
-------------------------------------------------------------)
                                                             )
Petition of THE UTILITY REFORM NETWORK for Modification of   )            Application 00-10-028
Resolution E-3527.                                           )           (Filed October 17, 2000
                                                             )
-------------------------------------------------------------

                                  SOUTHERN CALIFORNIA EDISON COMPANY'S (U 338-E)
                                       COMMENTS ON PROPOSED CPA CALCULATION

                                            STEPHEN E. PICKETT
                                            ANN P. COHN
                                            FRANK J. COOLEY
                                            JAMES P. SCOTT SHOTWELL

                                            Attorneys for
                                            SOUTHERN CALIFORNIA EDISON COMPANY

                                                     2244 Walnut Grove Avenue
                                                     Post Office Box 800
                                                     Rosemead, California  91770
                                                     Telephone:   (626) 302-3115
                                                     Facsimile:   (626) 302-7740
                                                     E-mail:  Frank.Cooley@sce.com

Dated:  March 29, 2001

                                               TABLE OF CONTENTS

Section                                           Title                                                Page
-------                                           -----                                                ----

I.   INTRODUCTION..........................................................................................1

II.  Discussion............................................................................................4

     A.   The Proposed CPA Is Fixed For An Indefinite Period With No Mechanism For
          Adjustments Based On Actual Costs................................................................4

     B.   The Proposed CPA Ignores DWR's Failure To Assume Financial Responsibility For

     E.   The Potential Exclusion From The CPA Of SONGS 2&3 ICIP Revenues Requested In
          Ordering Paragraph No. 10 Overturns Existing Commission Decisions And Is
          Contrary To State Law...........................................................................13

     F.   The Ratemaking Treatment Of Previously-Authorized Costs Should Be Clarified.....................15

     G.   The Methodology for Calculating The CPA Is Flawed And Is Based On Unreasonable
          Assumptions.....................................................................................16

          1.       Calculation Of The CPA Based On The CPUC's Methodology.................................16

          2.       Calculation Of The CPA Based On Realistic And Appropriate Assumptions

                                  BEFORE THE PUBLIC UTILITIES COMMISSION OF THE
                                                STATE OF CALIFORNIA

Application of Southern California Edison                    )
Company (U 338-E) for Authority to                           )
Institute a Rate Stabilization Plan with a                   )             Application 00-11-038
Rate Increase and End of Rate Freeze                         )           (Filed November 16, 2000)
Tariffs.                                                     )
-------------------------------------------------------------)
                                                             )
Emergency Application of Pacific Gas and Electric Company to )            Application 00-11-056
Adopt a Rate Stabilization Plan. (U 39 E)                    )        (Filed November 22, 2000)
-------------------------------------------------------------)
                                                             )
Petition of THE UTILITY REFORM NETWORK for Modification of   )            Application 00-10-028
Resolution E-3527.                                           )           (Filed October 17, 2000
                                                             )
-------------------------------------------------------------

                                  SOUTHERN CALIFORNIA EDISON COMPANY'S (U 338-E)
                                       COMMENTS ON PROPOSED CPA CALCULATION

                                                         I.
                                                   INTRODUCTION

         The Southern California Edison Company (SCE) comments on Decision No. 01-03-081 regarding the proposed calculation of the California Procurement Adjustment (CPA).1/

         SCE appreciates the importance of determining the revenue stream available to compensate the California
Department of Water Resources (DWR) for its purchases on behalf of our customers pursuant to Senate Bill 7X and
Assembly Bill 1X.  Nevertheless, it is singularly important that the California Public Utilities Commission (CPUC or Commission) make this determination correctly.  The Commission should acknowledge the critical interdependence between the allocation of revenues to DWR and full-cost recovery of SCE's Commission-authorized costs.

-----------------------

1/  D.01-03-081, Ordering Paragraph 10, mimeo, p.37.

         The calculation of the CPA cannot be considered in isolation.  The CPA is one aspect of the three decisions issued March 27, 2001.  In the limited time available to consider the impact of the decisions, SCE estimates that revenues going forward will not be sufficient to cover retained generation and power purchase costs.2/  In fact, Figure 1 on the next page shows that the net effect of the rate increases, the QF decision and the payments ordered to be made to DWR result in a shortfall in the CPA calculation of $1.2 billion for SCE.
Accordingly, it is even more critical that the calculation of the CPA properly reflects all the costs allocated to the utility.

         SCE continues to urge the Commission to establish three dedicated rate components with two-way balancing accounts and triggers as the best way to ensure that DWR receives adequate funding and the utilities' financial health does not deteriorate even further.  The three dedicated rate components would be for SCE's retained generation, QF and bilateral contracts and payments to DWR.

         The proposed calculation of the CPA set forth in D.01-03-081, Sections C and D, does not properly reflect all relevant generation costs.  If the Commission were to adopt such a calculation and later allocate a portion of the CPA to the Fixed DWR Set Aside, it would materially exacerbate the utility's revenue shortfall.
In these comments SCE identifies several important corrections that must be made to the CPA calculation.

--------------------

2/   SCE is commenting on the portions of D.01-03-081 as directed by the
     Commission. In so doing, SCE does not necessarily agree with, and reserves it right to challenge, these and other portions of D.01-03-081 and other decisions issued by the Commission on March 27, 2001.

FIGURE 1
Financial Impact of D.01-03-081 and D.01-03-082
Forecast 2001

Revenues
Expenses
Billions
9
8
7
6
5
4
3
2
1
0
-1
$4.881
Generation Revenues (6.3 ¢/kWh)
$2.736
Surcharge Revenues1/
$0.720
RRB Credits
Total Revenue $8.337
($1.403)
URG2/
($3.514)
QF3/
($0.239)
IU
($0.851)
SCE Prcrmnt4/
($0.248)
Other5/
Ancillary Services6/
($1.025)
CDWR Prcrmnt7/
($2.086)
Total Expenses ($9.366)
Total Expenses exceed Total Revenue by $1.029

1/ Includes estimated revenues for both 1¢ and 3¢/kWh surcharges.
2/ Current TCBA Methodology (i.e., Full Nuclear Sunk Cost Recovery at 12/31/01).
3/ Estimates based on implementation of D.01-03-067.
4/ Reflects Procurement Costs associated with January 1 – January 18, 2001.
5/ Includes FF&U, RMR, Restructuring Implementation, Loss Amortization and Regulatory Assets.
6/ Reflects estimated Ancillary Service costs on SCE total load.
7/ 7.3 c/kWh applied to 100% of Net Short.

                                                        II.

                                                    DISCUSSION

A.       The Proposed CPA Is Fixed For An Indefinite Period With No Mechanism For Adjustments Based On Actual
         Costs

         The proposed CPA is a fixed rate.  More importantly, the CPA is a fixed rate based on a one-time calculation of costs.  The Commission is effectively converting the revenue recovery for all generation to a rate, rather than an absolute cost.  So, for example, assuming a fixed demand, if output from Utility Retained
Generation (URG) decreases and delivery from DWR increases by a like amount, the State will receive an increment in its revenue and SCE will receive a decrease,3/  even though its costs may not have decreased at all.  This effectively puts SCE's shareholders at risk for generation performance.  Put another way, SCE's shareholders are at risk for replacement power cost, at least to the extent of its generation rate.  In stark contrast, assuming no imprudence in the operation of URG, past Commission ratemaking decisions would provide recovery of increased replacement power costs through the Energy Cost Adjustment Clause (ECAC).  There would be no decrease in generation revenue as a result of a decrease in output.

         It is indisputable that SCE's retained generation and purchased power will change significantly over time.  The Commission's objective in setting a fixed rate is to achieve a stable source of revenue that will allow DWR to finance its revenue bonds.  Unfortunately, the stable source of revenue the Commission and DWR desire is achieved at SCE's expense.  By failing to allow for adjustments in costs and generation levels for retained generation and purchased power, the proposed method for calculating the CPA transfers this cost variability risk to the utilities.  In our current financial condition, SCE cannot bear this risk.  Moreover, it creates perverse incentives for the utilities to avoid expenditures on retained generation units that may be the least costly sources of supply.

--------------------

3/  For purposes of this document, we assume that a portion of the CPA will be allocated to the Fixed DWR Set Aside.

         The goals of achieving stable revenues for DWR and maintaining SCE's financial health are not mutually exclusive.  SCE offered an alternative that would allow the CPUC to achieve both objectives.  The Commission should establish three dedicated rate components with balancing accounts and triggers.  The dedicated rate components would be for utility retained generation, QF and bilateral contracts, and DWR purchases.  The advantages of this approach are compelling and were explained in SCE's response to the March 19, 2001 Assigned
Commissioner's Ruling.

         Under SCE's proposed dedicated rate components, DWR would have an assured revenue stream that will allow it to finance revenue bonds.  The Commission could provide an assurance that the CPA rate would remain available to repay the revenue bonds over their life.  Revenue to pay DWR would be generated by the DWR's dedicated rate component.  This approach would contribute positively to SCE's financial health by removing the necessity to finance large amounts of undercollections if they accumulate due to volatile costs.  Triggers set at appropriately low levels given SCE's weakened financial condition would assure lenders that a mechanism is in place to recover power purchase costs and adequately fund CPA payments to DWR.

         The approach envisioned by the proposed CPA is not practical.  The fixed CPA rate does not reflect likely variations in the cost of purchased power.  There is no procedure for updating purchased power cost factors.  The upshot of the proposed CPA is to place the financing burden associated with these variations on the financially weakened utility.  SCE simply does not have the ability to finance any sizable undercollections.
Because the proposed CPA approach would deleteriously impact the utility's financial condition, DWR's ability to finance power purchases would be affected.

B.       The Proposed CPA Ignores DWR's Failure To Assume Financial Responsibility For The Entire Net-short position Of The Utility's Customers

         It is unclear what portion of our customers' net-short position DWR is going to be financially responsible for.  The proposed CPA calculation implicitly assumes that DWR is financially responsible for covering all of our customers' net-short position.  While SCE understands and expects that DWR has this responsibility, DWR has not formally acknowledged this responsibility, as reflected in D.01-03-082.4/  DWR has stated that it will only pay the portion of our customer's net short costs that DWR considers to be reasonable.
DWR's reasonableness standard is not defined.  Whatever portion of our customer's net-short position that is not being covered by DWR must be included in the calculation of the CPA.  SCE does not have the ability to finance an undercollection of procurement costs.  If, despite the intent and requirements of AB1X-1, the financial burden for the uncovered net short is placed on SCE, the calculation of the CPA must reflect this fact.  The proposed
CPA calculation does not.

C.       The CPA Is Inflated Because The Assumed Cost Of QF Payments Is Too Low

         The proposed CPA is based on an assumed QF price of $80 per MWH.  This price is unrealistic and inconsistent with the CPUC's own decision modifying the QF energy payment formula.  Reasonable estimates of QF payments based on the Commission's modifications to the QF energy payment formula would yield substantially higher payments to QFs and a consequently lower estimate of the amount available to fund the CPA.

----------------------
4/   D. 01-03-082, p. 14. D.01-03-082 also affirms that the CPUC cannot require
     DWR to purchase the entire net short on behalf of SCE's customers. Id.

         When SCE provided its scenarios based on the $80 per MWH price, there were ongoing negotiations with QFs that everyone hoped would lead to a settlement near that price.  Those negotiations failed and D.01-03-067 (the
QF Decision) recognizes this fact.  In fact, it is only because the negotiations failed that the Commission was forced to address the issue of QF energy payments.  Unfortunately for California ratepayers, the energy payment formula authorized by the Commission will result in higher payments to QFs than $80 per MWH that was assumed for illustrative purposes.

         Table 1 provides SCE's estimate of QF prices based on the formula adopted by the Commission and gas prices as forecast by Data Resources Inc. (DRI):

                                                      Table 1
                                                 QF Price Forecast
                                                      ($/MWH)

                    --------------------------- ------------------- -----------------

                    Month                              CPUC               SCE
                                                     Assumed            Forecast
                    --------------------------- ------------------- -----------------

                    May, 2001                           80               121.30
                    June, 2001                          80               111.10
                    July, 2001                          80               172.90
                    August, 2001                        80               187.20
                    September, 2001                     80               193.40
                    October, 2001                       80               187.20
                    November, 2001                      80               94.60
                    December, 2001                      80               98.50

         This forecast includes a forecast of QF energy, capacity and contract buyout payments.  For energy payments, QFs are divided into three types of contracted energy payments terms:  (1) posted avoided cost of energy; (2) fixed energy prices; and (3) heat rate floors ("IER Amendments").  In general, energy prices other than the fixed priced contracts are determined by a base energy price, a border gas price, and a gas price factor.  Line loss factors, based on the generator meter multipliers (GMM), distribution loss factors (DLF), and system GMM, are also applied to energy prices where appropriate.

         QFs paid the posted avoided cost of energy are subject to the conditions in established in D.01-03-067.
For these contracts the Malin border gas price including a gas intrastate transportation rate to the Southern
California Gas Company interconnection point is used to determine the posted avoided cost of energy.  In addition, the gas price factor is adjusted monthly according the decision.  The energy payments to QF subject to
"IER Amendments" are forecast using base energy prices, border gas price, and a gas price factor.  The energy payments to the fixed-priced contracts are forecast subject to specific contract terms.  The border gas price forecasts are taken from DRI's gas price forecast for March 2001.  For all contracts, energy is forecast based on historical behavior.  The forecast of capacity payments is based on contract terms and historical payments and the forecast of contract buyout payments is based on Commission-approved buyout payment schedules.

         The Commission should recognize in its calculation of the CPA the fact that its QF decision, issued the same day as D.01-03-081, earlier Commission decisions and specific QF contract terms increase the price of QF power above the assumed $80 per MWH price.  This would increase the costs to be deducted from generation-related revenues used in the calculation of the CPA by approximately $1.6 billion in 2001.

D.       Authorized Generation-Related Costs Are Improperly Excluded

         The proposed CPA improperly excludes legitimate generation-related costs.  This unfairly inflates the amount of the CPA.  All authorized generation-related costs should be included in the calculation of the CPA to properly implement the Legislature's intent.

         Excluding certain authorized generation-related costs from the calculation of the CPA overstates the amount of the CPA.  For example, D.01-03-081 claims that franchise fees and uncollectibles should be excluded from the calculation.  With respect to franchise fees, the decision asserts that these costs "attach to all retail revenues."  This makes no sense.  "All revenues" includes SCE's generation-related revenues.  What SCE proposed to deduct from generation-related revenues was the pro rata share of our total franchise fees that relates to the generation-related revenues.  The Commission in D. 97-08-056 explicitly ordered SCE and other utilities to exclude from their distribution revenue requirement the portion of its revenue requirement associated with generation revenues.  The proposed calculation of the CPA is at odds with the Commission's earlier treatment of these costs.  Alternatively, DWR must assume financial responsibility for paying the franchise fees associated with their "revenues."

         The proposed calculation of CPA also excludes restructuring implementation costs, employee-related transition costs, losses on sales and QF shareholder incentives.  The decision claims that because these costs are not enumerated in Code Section 360.5, they must be excluded.  This assertion is disingenuous.  The Commission is intimately familiar with what is included in SCE's rates.  Generation related rates have heretofore included these costs.  The Legislature could reasonably be excused from knowing precisely what is in SCE's generation rates.  The Commission is not so easily excused.  In D.99-09-064 the Commission ordered recovery of these costs through the operation of the TRA.  The effect of this treatment is to require them to be recovered through the residually determined generation rate component.  Consistent and fair treatment would remove these costs from the generation related rate in the calculation of the CPA.

         With respect to direct access implementation costs, the decision claims that these costs must be excluded from the calculation of the CPA.  This is contrary to the Commission's decisions implementing restructuring.  The Commission authorized recovery of direct access implementation costs from the TRA.  Since the generation rate is by Commission decisions residually determined under the rate freeze, in so doing the
Commission reduced the generation rate by a corresponding amount to maintain the rate freeze.  This reduction can not be ignored now in calculating the CPA.  Direct access implementation costs were in SCE's "rates" on January
5, 2001 and must therefore be taken out of the generation-related rate to properly calculate the CPA.  If instead of recovering the direct access implementation costs through the TRA an unbundled rate component for their recovery were established, then the residually determined generation rate would have been smaller and these costs would not have been reflected in the January 5 generation rate.

         Conversely, by inputing the Rate Reduction Bond (RRB) revenues , the Commission effectively increased the generation rate.  The proposed CPA should include these inputed amounts as well even though they were not listed in Code Section 360.5.  The RRBs are not included because they are generation costs but because the
Commission effectively authorized the reduction of the generation rates to allow recovery of these items.

         The proposed CPA excludes customer service and information expenses, and administrative and general costs because they "are not generation related costs and do not fall within the scope of the four items in Code

Section 360.5."5/  These costs are in the same category as direct access implementation costs and the inputed RRB amounts.  For example, A&G costs associated with SCE's generating facilities include: pensions and benefits for employees at the generating plants, payroll taxes for the employees at the generating plants, insurance for property damage and personal injury, and worker's compensation.  These costs are reasonable costs of operating
SCE's generating facilities.  No business can operate without paying payroll taxes and pensions and benefits for its employees.  In addition, it would be imprudent for SCE to operate its generating facilities without insurance for property damage and personal injury.

         D.96-04-059, adopting the present SONGS 2&3 ratemaking mechanism, and D.96-12-083, adopting the present
Palo Verde ratemaking mechanism, provide for recovery of A&G costs associated with these nuclear generating facilities.  D.97-12-131 established the Hydroelectric Generating Facilities revenue requirement.  Advice
Letter 1285-E-B, approved by the Commission by letter, dated June 25, 1999, implemented D.97-12-131.  Advice
Letter 1285-E-B expressly includes A&G as part of the revenue requirement of SCE's hydroelectric generating facilities.  D.99-09-064 established "going-forward" costs of SCE's coal-fired generating facilities to be recovered through market revenues.  Advice Letter 1409-E-A, approved by the Commission by letter, dated
February 10, 2000, expressly includes A&G expenses as part of the legitimate operating costs of SCE's coal-fired generating facilities eligible for recovery through market revenues.  The Commission should not exclude such legitimate generation costs in the calculation of the CPA because to do so would be inconsistent with past
Commission decisions and standard utility ratemaking practices.  Moreover, they do fall within any reasonable definition of the costs of "the utility's own generation" which Public Utilities Code Section 360.5 expressly allows to be subtracted from SCE's generation-related revenue requirement in any calculation of the CPA.

-----------------------

5/  D.01-03-081, p.19.

         In D.97-08-056 the Commission examined SCE's total C&I and A&G costs and allocated a portion of them to the generation function.  It is contrary to that decision and common sense to now exclude consideration of these costs in the generation related rate.  The Commission prohibited SCE from recovery of the generation related CS&I and A&G costs through distribution rates and is now attempting to exclude them from recovery through the generation rates by inflating the CPA.  This is obviously unfair and should be corrected.

         Finally the proposed calculation of the CPA ignores the reliability must run (RMR) costs that SCE must pay to the ISO.  SCE agrees that RMR costs are not generation related, but in D.98-04-019 the Commission allowed for recovery of RMR costs through the TRA during the rate freeze.  This treatment was in lieu of SCE filing with the FERC to establish a separate rate component for RMR recovery.  Had SCE done so, the residually determined generation rate would have been smaller.  The Commission in D.99-10-057 stated that in the post-transition period
SCE must request recovery of these costs through a FERC-approved rate component.  SCE filed an application with the FERC (Docket No. ER01-315-000, filed November 1, 2000) for adoption of an RMR rate component.  For this reason, the Commission should subtract the RMR costs from its generation rate before calculating the CPA.  This would result in the same outcome as SCE continuing to recover RMR costs through the residual generation revenues recorded in the TRA.

E.       The Potential Exclusion From The CPA Of SONGS 2&3 ICIP Revenues Requested In Ordering Paragraph No. 10
         Overturns Existing Commission Decisions And Is Contrary To State Law

         Several changes contained in Ordering Paragraph No. 10 were not in the Alternate Decision issued March
26, 2001 that was ultimately adopted as D.01-03-081.  These changes were not available for timely review as noted
by several Commissioners from the dais on March 27, 2001.  The changes to the CPA calculation directed in
Ordering Paragraph No. 10 are not lawful.  They would overturn existing Commission decisions regarding SONGS 2&3
Incremental Cost Incentive Pricing (ICIP) and are contrary to state law.  SCE would have identified this serious legal error in its March 26, 2001 oral argument if it had been on notice of this proposed change at that time.
These changes represent significant material revisions, not mere typographical corrections.  The Commission should not countenance such "star chamber" ratemaking.

         Ordering Paragraph No. 10 states:

                  Comments on sections VI.C and D and section VIII of this decision and the corresponding proposed findings of fact and proposed conclusions of law shall be filed and served no later than 5:00 p.m. on Thursday, March 29, 2001.  Each utility shall include in its comments a revised version of that portion of the
                  Spreadsheet included as Attachment E to this Decision that relates to that utility.  This revised spreadsheet shall exclude in its calculation of Utility
                  Related Costs those nuclear incentive amounts (e.g., Diablo Canyon ICIP payments) in excess of actual costs, and be accompanied by appropriate supporting work papers.  Any party asserting that the figures contained in
                  Attachment E contain miscalculations should submit a revised version of
                  Attachment E correcting the alleged errors, which should be accompanied by appropriate work papers.

The implication of the paragraph is that the Commission intends to exclude some portion of SONGS 2&3 ICIP revenues from the CPA calculation.  It directs the utilities to remove "actual generation costs" from their calculation of Utility Related Costs in the CPA calculation.  The Commission adopted SONGS 2&3 ICIP prices as the operating cost of SONGS 2&3 and the Legislature affirmed these prices as the SONGS 2&3 actual costs in Public
Utilities Code Section 367(a)(4).

         SONGS 2&3 ICIP is, by its very nature as acknowledged in its title, a cost-based rate.  The ICIP assigns all operational and financial risk to SCE, while offering a strictly limited opportunity for profit6/ based upon excellent performance at the plants.  SCE cannot assure continuation of recent (1996-2000) excellent performance, as the current SONGS 3 outage demonstrates.  The risk currently borne by SCE is evidenced by the $800,000 per day of lost revenue to the company due to the present SONGS 3 outage.

         As SCE stated on page 7 of its Motion to Strike Comments filed by TURN on California Procurement
Adjustment, dated March 9, 2001, in the Rate Stabilization Plan (RSP) docket:

                  In the SONG 2&3 ICIP mechanism, shareholders take on the operational risk of plant performance.  Under this ratemaking approach the opportunity for profits must be commensurate with the risk of losses.  SONGS 2&3 ICIP opportunity for profits is commensurate with the higher risk of losses assumed by shareholders.

Furthermore, SCE's opportunity for profit is limited by the design and operation limits of the plants.

------------------------

6/   SCE's realized "profit" under SONGS ICIP has been around 9% to date (RSP,
     Phase 1, Tr. Worder, 15/1982.)

7/   RSP, Phase 1, SCE, Worden, Tr. 15/20/2015, lines 22-26. (Ratepayers would be protected if the plants performed better than the historic capacity factors because the ratepayer exposure and shareholder oppotunity is capped by the physical limitations of the plant.")

         The Commission adopted present SONGS 2&3 ICIP pricing in D.96-01-011 and D.96-04-059.  The Legislature affirmed the SONGS 2&3 ICIP pricing in Assembly Bill 1890, at Public Utilities Code Section 367(a)(4), which states:

                  Nuclear Incremental Cost Incentive plans for the San Onofre Nuclear Generating
                  Station shall continue for the full term as authorized by the Commission in
                  Decision 96-01-011 and Decision 96-04-059; provided that the recovery shall not extend beyond December 31, 2003.

The Commission would unlawfully ignore its own orders and state law if it changes SCE's ratemaking for SONGS 2&3.

F.       The Ratemaking Treatment Of Previously-Authorized Costs Should Be Clarified

         As discussed in the previous sections, many of the costs that are excluded from the proposed CPA calculation are authorized generation-related costs.  If these costs are not allowed recovery through the generation-related component of SCE's rates, it is not clear where SCE would get recovery of them.  These costs are reasonable and authorized costs.  The Commission has previously allowed recovery of them through the residually determined generation rates.  There is nothing in the record that would in any way justify disallowance of these costs.  Yet, there is no readily apparent mechanism for their recovery.  The Commission should immediately clarify where and how these costs will be recovered to avoid any further negative harm to
SCE's financial condition.

G.       The Methodology for Calculating The CPA Is Flawed And Is Based On Unreasonable Assumptions

1.       Calculation Of The CPA Based On The CPUC's Methodology

                  If the Commission makes no modifications to its CPA methodology, it should nevertheless adopt reasonable estimates, including a reasonable estimate of QF costs.  SCE estimates, based on the methodology adopted in D. 01-03-08_, that its QF payments will be $1.629 billion higher than the estimate included in Attachment E to D. 01-03-081.  SCE's Attachment A contains a table that shows the
         CPA including this correction, as well as a minor correction to gross generation revenues to correct the amount shown in Column D of Table E.  In addition, pursuant to Ordering Paragraph No. 10 of D.01-03-081, an adjustment has been made to reflect the difference between the SONGS ICIP revenue requirement and estimated costs.  With these changes, the CPA would be zero cents per kWh.

2.       Calculation Of The CPA Based On Realistic And Appropriate Assumptions And Methodology

                  The proposed calculation of the CPA rejects numerous adjustments that should be made to accurately calculate the CPA.  If these adjustments are made, the CPA would be higher than the corrected
         CPA factor discussed above.  The proposed adjustments are reasonable and consistent with prior CPUC or
         FERC decisions which allocated these costs to the generation related component of SCE's rates.

                  Attachment A describes each of the adjustments that should be made to reflect an accurate calculation of the CPA.  The adjustment and the authority for making the adjustment are shown in the table.  If these adjustments are made, the CPA would continue to be zero cents per kWh.  It should be noted that the largest adjustments (for the imputed 10% bill credit and the imputed trust transfer amount) will no longer exist in 2002.  These adjustments increase the amount of the CPA in 2001.  Their absence in 2002 will decrease the calculated CPA in 2002.  For this reason, if the Commission chooses to make SCE's proposed adjustments, the CPA calculation will need to be updated for at least the elimination of the 10% bill credit and the imputed Trust Transfer Amount revenue in 2002.

H.       The Fixed DWR Set Aside Should Not Be Applied To Energy Supplied By DWR

         In its calculation of the CPA, the Commission used a denominator equating to SCE's total bundled sales.
One effect of this approach is to allocate the utility's costs against the generation revenues which are already required to be forwarded to DWR.  This is a double calculation and would effectively send the revenue requirement to DWR twice.  Either the CPA calculation should be modified to replace the denominator with only kwhs provided by SCE, or, in the aternative, the DWR Set Aside should only be applied to kwhs supplied by the DWR.

                                                        III.
                                                    CONCLUSION

         For the reasons discussed above, SCE urges the Commission to modify the calculation of the CPA consistent with SCE's recommendations in Attachment A.

                                            Respectfully submitted,

                                            STEPHEN E. PICKETT
                                            ANN P. COHN
                                            FRANK J. COOLEY
                                            JAMES P. SCOTT SHOTWELL

                                            Frank J. Cooley
                                            -------------------------------------------------
                                            By: Frank J. Cooley

                                            Attorneys for
                                            SOUTHERN CALIFORNIA EDISON COMPANY

                                                     2244 Walnut Grove Avenue
                                                     Post Office Box 800
                                                     Rosemead, California  91770
                                                     Telephone:        (626) 302-3115
                                                     Facsimile:        (626) 302-7740
                                                     E-mail:  Frank.Cooley@sce.com

March 29, 2001

                                                    APPENDIX A

                                           A                        B                   C                   D                 E
----- ------------------------- ------------------- ---------------------------- ------------- ------------------ -----------------
                                                                                                      Gross        Gen-Related Rev
                                                                                                Gen-Related Revs       Based on
Line                                  Total              Sales Reported in          Bundled        Reported in     Bundled Service
 Nos.       Description         Generation-Related  Utilities' ABX1 Data (GWh)      Service      Utilities ABX1     Sales ($000s)
                                   Rate (c/kWh)                                   Sales ((GWh)    Data ($000s)
----- ------------------------- ------------------- ---------------------------- ------------- ------------------ -----------------
                                A=D/B/10                                                                                 E=A*C*10

   1  As Attached to                         7.277                       84,400          76,466      6,141,557         5,564,251
      D01.03-081 (For SCE)

      Adjustments Pursuant to
      Ordering Paragraph 10
      of D.01-03-081

   2  Corrects Amount shown                                                                              8,116
      in column D

   3  Updated QF payment
      amounts based on
      D.01-03-081

   4  Adjustment to SONGS
      Generation (GWh) due to
      outage after fire

   5  To reflect forecast of
      SONGS O&M (Non-ICIP)
----- ------------------------- ------------------  ---------------------------- ---------------  ------------------ -------------
   6  Adjusted Commission CPA                7.286                       84,400           76,466      6,149,673         5,571,604
      Calculation
----- ------------------------- ------------------- ---------------------------- ---------------- ------------------ -------------

      Additional Authorized
      Adjustments:

                                    Authority for   Inclusion

 7.  Reverse Line 5 above      PU Code Section     PU Code Section 367 (a)(4)
      which results in          367 (a)(4)          states that "Nuclear
      authorized SONGS ICIP     D.96-02-011 and     Incremental Cost Incentive
      revenue requirement       D.96-04-059         plans for SONGS shall
                                                    continue for the full
                                                    term  as authorized by the
                                                    Commission in D.96-01-011
                                                    and D.96-04-059."

   8  Franchise Fees and        D.97-08-056, p.59   The Commission ordered                                                (62,498)
      Uncollectibles                                that the utilities
                                                    distribution revenue
                                                    requirement should be
                                                    reduced to recognize a
                                                    fair allocation of FF&U
                                                    costs between
                                                    distribution, transmission
                                                    and generation.

   9  Reliability Services      FERC Docket No.     Reliability Service costs                                             (39,551)
                                ER01-315-000        are FERC authorized that
                                                    are currently being
                                                    recovered through
                                                    generation rates.

  10  Restructuring             D.99-09-064         The Commission ordered the                                            (33,606)
      Implementation                                recovery of Industry
                                                    Restructuring costs
                                                    through the operation of
                                                    the TRA.  Thus these costs
                                                    are actually recovered
                                                    through the residually
                                                    determined generation rate
                                                    component.

  11  Demand Responsiveness     D.01-03-xxx         The Commission ordered SCE                                            (38,440)
      and Self Generation                           to increase its
      Amount                                        distribution revenue
                                                    requirement without
                                                    modifying current overall
                                                    rates.  The adjustment is
                                                    needed to account for the
                                                    resultant reduction to
                                                    generation-related
                                                    revenues during the rate
                                                    freeze period. 1/

  12  Imputed 10% Bill Credit   D.97-09-056         The frozen generation rate                                            361,582
                                                    has been reduced by the
                                                    amount of the 10% bill
                                                    credit.  This adjustment
                                                    is necessary in order to
                                                    remove the impact of the
                                                    RRB transaction from the
                                                    generation rate consistent
                                                    with the ratemaking
                                                    adopted by the Commission.

  13  Imputed Trust Transfer                        The frozen generation rate                                            294,891
      Amount                                        has been reduced by the
                                                    amount of the TTA.  This
                                                    adjustment is necessary in
                                                    order to remove the impact
                                                    of the RRB transaction
                                                    from the generation rate
                                                    consistent with the
                                                    ratemaking adopted by the
                                                    Commission.

  14  Add-back CS&I and A&G     RE: CS&I Costs      The Commission ordered
      related to SCE Retained   D.97-08-056, p.59   that the utilities
      Generation                                    distribution revenue
                                                    requirement should be
                                                    reduced to recognize a
                                                    fair allocation of
                                                    customer service and
                                                    marketing costs between
                                                    distribution, transmission
                                                    and generation.

                                Res. E-3536         The Commission adopted a
                                                    generation allocation of
                                                    customer service and
                                                    marketing costs for hydro.

                                A&G Costs           The Commission ordered
                                D.97-08-056, p. 59  that the utilities
                                                    distribution rev req
                                                    should be reduced to
                                                    recognize a fair
                                                    allocation of A&G costs
                                                    between distribution,
                                                    transmission and generation.

                                D.97-11-074, p.     Commission defined
                                26-27               going-forward costs as all
                                                    costs necessary to
                                                    continue to operate the
                                                    plant.  Going forward
                                                    costs may include both
                                                    fixed and variable costs.
                                                    This interpretation most
                                                    closely matches the
                                                    standards articulated in
                                                    the statue and our own
                                                    preference for market
                                                    recovery of such costs.

                                                    "Therefore, going forward
                                                    costs will be defined as
                                                    all costs that are
                                                    necessary for the
                                                    continued or future
                                                    operation of the plant...,
                                                    and include, but are not
                                                    limited to, all costs
                                                    associated with fuel
                                                    transportation and fuel
                                                    supply, administrative and
                                                    general, and operation and
                                                    maintenance, with the
                                                    statutory exceptions
                                                    established in Section 367
                                                    (c)(1) and (c)(2).

                                D.00-02-048 and     Approved costs recorded in
                                D.00-10-047         GMA's including A&G and
                                                    CS&I

                                          A=E/C/10                                                                  Sum lines X-Y
  15  CPA as Proposed by SCE                 7.917                                         76,466                       6,053,982
----- ------------------------- ------------------- ---------------------------- ---------------- ---------------- -----------------

Note: 1/ Similar adjustments will be necessary during the rate freeze period to reflect the impact on generation-related revenues that result from changes in non-generation revenues.

----------------------------------------- --------------------------- ------------- --------------- ---------------- -------------
                                                                           F              G                H            I
                                                                                       Utility
                                                                        Utility     Related Costs         CPA
Line     Description                                                     Related      less CSI and      Revenues      CPA Rate
Nos.                                                                     Costs       A&G ($000s)        ($000s)      (c/kWh)
                                                                        ($000s)
----------------------------------------- --------------------------- ------------- --------------- ---------------- -------------
                                                                                                         H=E-G        I=H/C

1   As Attached to                                                       4,798,902       4,762,381          801,870         1.049
    D01.03-081 (For
    SCE)

    Adjustments
    Pursuant to
    Ordering
    Paragraph 10 of
    D.01-03-081

2   Corrects Amount
    shown in column D

3   Updated QF                                                           1,629,446       1,629,446
    payment amounts
    based on
    D.01-03-081

4   Adjustment to                                                        (131,671)       (131,671)
    SONGS Generation
    (GWh) due to
    outage after fire

5   To reflect                                                            (55,400)        (55,400)
    forecast of SONGS
    O&M (Non-ICIP)

----------------------------------------- --------------------------- ------------- --------------- ---------------- -------------
6   Adjusted                                                             6,241,277       6,204,756        (633,152)       (0.828)
    Commission CPA
    Calculation
----------------------------------------- --------------------------- ------------- --------------- ---------------- -------------

    Additional Authorized Adjustments

                              Authority  for Inclusion

7.  Reverse Line 5    PU Code Section    PU Code Section 367               55,400          55,400
    above which       367 (a)(4)         (a)(4) states that
    results in        D.96-02-011 and    "Nuclear Incremental Cost
    authorized SONGS  D.96-04-059        Incentive plans for SONGS
    ICIP revenue                         shall continue for the
    requirement                          full term  as authorized
                                         by the Commission in
                                         D.96-01-011 and
                                         D.96-04-059."

8   Franchise Fees    D.97-08-056, p.59  The Commission ordered
    and                                  that the utilities
    Uncollectibles                       distribution revenue
                                         requirement should be
                                         reduced to recognize a
                                         fair allocation of FF&U
                                         costs between
                                         distribution,
                                         transmission and
                                         generation.

9   Reliability       FERC Docket No.    Reliability Service costs
    Services          ER01-315-000       are FERC authorized that
                                         are currently being
                                         recovered through
                                         generation rates.

10  Restructuring     D.99-09-064        The Commission ordered
    Implementation                       the recovery of Industry
                                         Restructuring costs
                                         through the operation of
                                         the TRA. Thus these costs
                                         are actually recovered
                                         through the residually
                                         determined generation
                                         rate component.

11  Demand            D.01-03-xxx        The Commission ordered
    Responsiveness                       SCE to increase its
    and Self                             distribution revenue
    Generation Amount                    requirement without
                                         modifying current overall
                                         rates.  The adjustment is
                                         needed to account for the
                                         resultant reduction to
                                         generation-related
                                         revenues during the rate
                                         freeze period. 1/

12  Imputed 10% Bill  D.97-09-056        The frozen generation
    Credit                               rate has been reduced by
                                         the amount of the 10%
                                         bill credit.  This
                                         adjustment is necessary
                                         in order to remove the
                                         impact of the RRB
                                         transaction from the
                                         generation rate
                                         consistent with the
                                         ratemaking adopted by the
                                         Commission.

13  Imputed Trust                        The frozen generation
    Transfer Amount                      rate has been reduced by
                                         the amount of the TTA..
                                         This adjustment is
                                         necessary in order to
                                         remove the impact of the
                                         RRB transaction from the
                                         generation rate
                                         consistent with the
                                         ratemaking adopted by the
                                         Commission.

14  Add-back CS&I and   RE: CS&I Costs     The Commission ordered                            36,521
    A&G related to    D.97-08-056, p.59  that the utilities
    SCE Retained                         distribution revenue
    Generation                           requirement should be
                                         reduced to recognize a
                                         fair allocation of
                                         customer service and
                                         marketing costs between
                                         distribution,
                                         transmission and
                                         generation.

                      Res. E-3536        The Commission adopted a
                                         generation allocation of
                                         customer service and
                                         marketing costs for hydro.

                      A&G Costs          The Commission ordered
                      D.97-08-056, p.    that the utilities
                      59                 distribution rev req
                                         should be reduced to
                                         recognize a fair
                                         allocation of A&G costs
                                         between distribution,
                                         transmission and
                                         generation.

                      D.97-11-074, p.    Commission defined
                      26-27              going-forward costs as
                                         all costs necessary to
                                         continue to operate the
                                         plant.  Going forward
                                         costs may include both
                                         fixed and variable
                                         costs.  This
                                         interpretation most
                                         closely matches the
                                         standards articulated in
                                         the statue and our own
                                         preference for market
                                         recovery of such costs.

                                         "Therefore, going forward
                                         costs will be defined as
                                         all costs that are
                                         necessary for the
                                         continued or future
                                         operation of the plant...,
                                         and include, but are not
                                         limited to, all costs
                                         associated with fuel
                                         transportation and fuel
                                         supply, administrative
                                         and general, and
                                         operation and
                                         maintenance, with the
                                         statutory exceptions
                                         established in Section
                                         367 (c)(1) and (c)(2).

                      D.97-11-074,       Commission ordered
                      pg.26-27           tracking of the
                                         above-mentioned going
                                         forward costs in GMAs.

                      D.00-02-048 and    Approved costs recorded
                      D.00-10-047        in GMA's including A&G
                                         and CS&I.

                                                                                                   H=E-G            I=H/C
---------------------------------------- --------------------------- ------------- --------------- ---------------- ------------
15  CPA as Proposed                                                     6,292,677       6,296,677        (242,695)      (0.317)
    by SCE
---------------------------------------- --------------------------- ------------- --------------- ---------------- ------------

Note: 1/ Similar adjustments will be necessary during the rate freeze period to reflect the impact on generation-related revenues that result from changes in non-generation revenues.

April 2, 2001

VIA FACSIMILE & U.S. MAIL

Docket Office
California Public Utilities Commission
505 Van Ness Avenue
San Francisco, CA  94102

                 Re:        A.00-11-038 - - Correction to Figure re. CPA

Docket Office:

                  On March 29, 2001 Southern California Edison (SCE) commented in response to Decision No.
01-03-081.  Included in our comments was a "waterfall chart" showing the financial impact of two decisions issued by the Commission - - D.01-03-081 and D.01-03-082.

                  Subsequent to issuing our comments, we discovered language was added to Ordering Paragraph
No. 1 which increased payments to the California Department of Water Resources after March 27, 2001 from 7.277 cents per kilowatt-hour to 10.277 cents per kilowatt-hour.  We were unaware that this requirement was added to
D.01-03-082.

                  Attached is an updated chart showing the finiancial impact of the Commission's decisions based
on the mailed  version of D.01-03-082.   The financial impact of the mailed version of D.01-03-082 is to increase the amount by which total expenses exceed SCE's total revenues in 2001 by $700 million.

                  If you have any questions regarding this matter, please call me at (626) 302-3115.

                                                 Very truly yours,

                                                 Frank J. Cooley
                                                 ----------------------------
                                                 Frank J. Cooley
cc:     All Parties of Record
        President Loretta Lynch and Commissioners
        Gary Cohen, General Counsel

Enclosure

¶

FIGURE 1
Financial Impact of D.01-03-081 and D.01-03-082
Forecast 2001

Revenues
Expenses
Total Expenses ($10.080)
Billions
10
9
8
7
6
5
4
3
2
1
0
-1
Total Revenue $8.337
$0.720
RRB Credits
$2.736
Surcharge Revenues 1/
$4.881
Generation Revenues (6.3 ¢/kWh)
($1.403)
URG 2/
($3.514)
QF 3/
($0.239)
IU
($0.851)
SCE Prcmnt 4/
($0.248)
Other 5/
Ancillary Services 6/
($1.025)
CDWR Prcmnt 7/
($2.800)
Total Expenses exceed Total Revenue by $1.743

1/ Includes estimated revenues for both 1¢ and 3¢/kWh surcharges.
2/ Current TCBA Methodology (i.e., Full Nuclear Sunk Cost Recovery at 12/31/01).
3/ Estimates based on implementation of D.01-03-067.
4/ Reflects Procurement Costs associated with January 1 – January 18, 2001.
5/ Includes FF&U, RMR, Restructuring Implementation, Loss Amortization and Regulatory Assets.
6/ Reflects estimated Ancillary Service costs on SCE total load.
7/ 7.3 ¢/kWh applied to 100% of Net Short thru March 2001 and 10.3 ¢/kWh applied to 100% of Net Short from April thru December 2001.